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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Tele Norte Celular
  Participacoes S.A.

We hereby consent to the use of our report included herein.




/s/ KPMG Peat Marwick


Brasilia, Brazil
October 29, 1998